UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-131168	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.02 Un-Registered Sales of Equity Securities

In accordance with Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), Deer Consumer Products, Inc. hereby announces on February 6, 2009 that it had received $500,000 USD, in excess of the minimum required, from the placement of units of its securities consisting of shares of common stock, par value $.001 per share, and stock purchase warrants (15% warrant coverage) in a private placement exempt from registration under the Securities Act, and that the private placement will be extended through March 31, 2009.  It is intended that the proceeds of the private placement will be used primarily for working capital.

A total of 625,000 units, each unit representing one share of our common stock and a three year common stock purchase warrant in the amount of 15% of the units purchased, were sold through the end of business February 6, 2009.  Each unit is priced at $.80 with $500,000 in total having been received.

Fees of (i) 9% of the securities placed payable in cash, and (ii) a number of common stock purchase warrants equal to 10% of the number of units placed were paid to participating selected dealers.

The stock purchase warrants have a term of three years and are exercisable for one share of common stock at an initial exercise price of $1.50.

The securities offered in the private placement have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC

	By:	/s/ Ying He
Date: February 8, 2009		Name:	Ying He